UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2021
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2021, Comstock Mining Inc. (the “Company”) held its Annual General Meeting of Stockholders (the “AGM”). During the AGM, stockholders of the Company were asked to consider and vote upon three proposals: (1) election of the five Board of Directors nominees set forth in the Company's 2021 Proxy Statement, (2) ratification of the appointment of Assure CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and (3) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

As of the April 6, 2021 record date for the AGM, there were 42,455,515 shares of common stock outstanding and entitled to vote. Of the shares of common stock outstanding on the record date, the holders of common stock entitled to vote with respect to 22,547,912 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors.

All of the nominees for directors were elected to serve for a term that expires at the next annual meeting of stockholders in 2022, by the votes set forth in the table below.

Nominee	Voted For	Withheld
Corrado De Gasperis	13,231,553	157,764
Leo M. Drozdoff	13,229,822	159,495
Walter A. Marting, Jr.	12,939,020	450,297
Judd B. Merrill	13,100,334	288,983
William J. Nance	12,360,548	1,025,769

There were 9,158,595 broker non-votes with respect to this proposal.

2. Ratification of appointment of independent registered public accounting firm.

The appointment of Assure CPA, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, was ratified by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
21,611,500	634,283	302,129

The proposal to ratify the appointment of Assure CPA, LLC was a routine matter and, therefore, there were no broker non-votes relating to this matter.

3. Advisory vote on executive compensation.

The stockholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
12,509,256	766,718	113,343	9,158,595

Item 8.01 Other Events.

On June 4, 2021, the Executive Chairman and CEO of the Company filed a Form 4 for a disposition of common shares of the Company. The Executive Chairman and CEO had disclosed that 41,820 common shares owned by him had been pledged as security for repayment of an obligation owed to an unrelated third party in 2018. Upon the request of such third party, the Executive Chairman and CEO relinquished full right and title to such pledged shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: June 4, 2021	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer